                                                                               .
                                                                               .
                                                                               .

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2003

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                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 3 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Equity
                                                                 Growth Equity Portfolio...............    page A-5
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Cash Management Portfolio.............    page A-9

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................   A-4
     Not insured............................................   A-4
     You could lose money...................................   A-4
     NAV will fluctuate.....................................   A-4
     More information.......................................   A-4
GROWTH EQUITY PORTFOLIO.....................................   A-5
BOND PORTFOLIO..............................................   A-7
CASH MANAGEMENT PORTFOLIO...................................   A-9
INVESTMENT POLICIES.........................................  A-11
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................  A-11
     DERIVATIVE SECURITIES..................................  A-11
     FOREIGN SECURITIES.....................................  A-11
     LENDING OF PORTFOLIO SECURITIES........................  A-11
     LOAN PARTICIPATION INTERESTS...........................  A-12
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............  A-12
     RISK MANAGEMENT TECHNIQUES.............................  A-12
     SWAP AGREEMENTS........................................  A-12
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........  A-12
     RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK
       BONDS")..............................................  A-13
     TEMPORARY DEFENSIVE INVESTMENTS........................  A-13
     PORTFOLIO TURNOVER.....................................  A-13
THE FUND AND ITS MANAGEMENT.................................  A-13
PURCHASE AND REDEMPTION OF SHARES...........................  A-15
     LIMITATIONS ON PURCHASES AND TRANSFERS.................  A-15
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-15
GENERAL INFORMATION.........................................  A-16
FINANCIAL HIGHLIGHTS........................................  A-17

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes the shares of three series offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers nineteen separate series, each of which represents a separate portfolio of investments. Three of these series are offered by the Fund under this Prospectus--the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Cash Management Portfolio ("Cash Management") and the MainStay VP Growth Equity Portfolio ("Growth Equity") (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses three Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Growth Equity Portfolio invests primarily in equity securities and the Income Portfolios invest primarily in debt or fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Bond and Growth Equity Portfolios and has retained a sub-adviser for the Cash Management Portfolio.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                      MAINSTAY VP GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Growth Equity Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in common stocks of larger capitalization, well-managed companies, which appear to have better than average potential for capital appreciation.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of New York Life Investment Management LLC, the Portfolio's Manager, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio is managed with a core orientation (including growth and value equities) which is determined by market conditions. The Manager uses a "top-down" approach which assesses the macroeconomic environment to determine sector weightings.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Manager believes is their full value or that they may even go down in value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH EQUITY PORTFOLIO               QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                    1 YEAR   5 YEARS   10 YEARS
Growth Equity Portfolio            -24.25%   -0.02%     8.89%
S&P 500(R) Index*                  -22.10%   -0.59%     9.34%
Russell 1000(R) Index**            -21.65%   -0.58%     9.19%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains.

[Growth Equity Portfolio Bar Chart]

93                                                                               13.71
94                                                                                1.20
95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.26%
Total Portfolio Operating Expenses    0.51%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $52                $164             $285             $640

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investment Management LLC, the Portfolio's Manager.

At least 65% percent of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in LOAN PARTICIPATION INTERESTS are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include DERIVATIVES such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO                           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/94      -2.97%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio                       9.48%   7.14%     7.23%
Merrill Lynch Corporate and
  Government Master Index*          10.95%   7.63%     7.64%
Lehman Brothers(R) Aggregate Bond
  Index**                           10.25%   7.55%     7.51%

 * The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

** The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million.

[BOND PORTFOLIO BAR CHART]

93                                                                               11.40
94                                                                               -3.39
95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.27%
Total Portfolio Operating Expenses    0.52%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $53                $167             $291             $653

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

      CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/00      1.56%
Lowest Return/Worst Quarter                 4/02      0.27%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Cash Management Portfolio    1.36%    4.24%          4.36%
Lipper Money Market Funds
  Index*                     1.32%    4.17%          4.30%
iMoneyNet First Tier
  Retail Fund Average**      1.11%    4.00%          4.17%

 * The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

** The iMoneyNet First Tier Retail Fund Average includes only non-government retail funds that also are not holding any Second Tier securities. Portfolio holdings of First Tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.30%
Total Portfolio Operating Expenses    0.55%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $56                $176             $307             $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Fund's Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Sub-Adviser correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.
TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2002, NYLIM and its affiliates managed approximately $157 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to an Investment Advisory Agreement with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers and, if it does so, NYLIM monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Sub-Advisers would no longer manage the Portfolio. NYLIM manages directly the Bond and Growth Equity Portfolios and retains a Sub-Adviser for the Cash Management Portfolio as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Sub-Advisers. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Sub-Adviser. These administrative services are provided to the Portfolios pursuant to an Administration Agreement.

For the fiscal year ended December 31, 2002, the Fund, on behalf of the Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Cash Management Portfolio...................    0.25%
Bond Portfolio..............................    0.25%
Growth Equity Portfolio.....................    0.25%

Each of the Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

From time to time, NYLIM may make payments to NYLIAC for providing a variety of recordkeeping, administrative, marketing and/or shareholder support services. These payments will be paid from NYLIM's resources, and not from the assets of the Fund.

Where NYLIM has retained a Sub-Adviser, the Sub-Adviser, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUB-ADVISER. The Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

The Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Sub-Adviser is subject to general supervision by the Fund's Board of Directors and NYLIM, it does not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Sub-Adviser to the Cash Management Portfolio. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2002, MacKay Shields managed approximately $29.7 billion in assets.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO -- Albert R. Corapi, Jr. and Donald F. Serek

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

GROWTH EQUITY PORTFOLIO -- James Agostisi and Patricia S. Rossi

BIOGRAPHIES:

JAMES AGOSTISI -- Mr. Agostisi has managed the Growth Equity Portfolio since 1994. He has been a Director of NYLIM since April 2000. He was a Director -- Portfolio Manager of Madison Square Advisors from 1998 to 2001. He has 15 years of investment experience at New York Life and has been working in the equity market since 1989.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

ALBERT R. CORAPI, JR. -- Mr. Corapi has managed the Bond Portfolio since 1990. Mr. Corapi has been a Director of NYLIM since April 2000. He was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. He joined the Investment Department of New York Life in 1985 and has been in the fixed income market since 1982.

PATRICIA S. ROSSI, CFA -- Ms. Rossi has managed the Growth Equity Portfolio since 1995. She has been a Managing Director of NYLIM since April 2000. She was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. She joined New York Life in 1995 as Head of Public Equities. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards. Ms. Rossi has earned the right to use the Chartered Financial Analyst designation.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for purchases and redemptions of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total assets attributable to the Portfolio, less liabilities, attributable to the Portfolio by the total number of shares of that Portfolio that are issued and outstanding. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the NAV of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares. LIMITATIONS ON PURCHASES AND TRANSFERS.

- THE FUND MAY BAR EXCESSIVE TRADERS.

Short-term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. When large dollar amounts are involved, short-term or excessive trading can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. The Portfolios are not designed for short-term or excessive trading, or for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Accordingly, the Fund may reject any purchase or transfer orders at any time. In particular, the Fund may reject or cancel any order or part thereof from market timers or investors who, in the opinion of NYLIM or a Portfolio's Sub-Adviser, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Portfolio. For these purposes, NYLIM or the Sub-Adviser may consider an investor's trading history in that Portfolio or other Portfolios, and accounts under common ownership or control. Investors will be notified by telephone or by mail if an order is rejected or canceled.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Cash Management Portfolio, The Bank of New York, 15 Broad Street, New York, New York 10286 is the custodian of the Portfolio's assets. For the Bond and Growth Equity Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                           GROWTH EQUITY PORTFOLIO
                                          ----------------------------------------------------------
                                                       FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                            2002        2001         2000         1999        1998
                                          --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT BEGINNING OF YEAR....  $  19.99   $    24.28   $    27.78   $    23.62   $  20.31
                                          --------   ----------   ----------   ----------   --------
Net investment income...................      0.16         0.14         0.15         0.16       0.19
Net realized and unrealized gain (loss)
 on investments.........................     (5.01)       (4.29)       (1.06)        6.89       5.21
                                          --------   ----------   ----------   ----------   --------
Total from investment operations........     (4.85)       (4.15)       (0.91)        7.05       5.40
                                          --------   ----------   ----------   ----------   --------
Less dividends and distributions:
 From net investment income.............     (0.16)       (0.14)       (0.15)       (0.16)     (0.19)
 From net realized gain on investments..        --           --        (2.44)       (2.73)     (1.90)
                                          --------   ----------   ----------   ----------   --------
Total dividends and distributions.......     (0.16)       (0.14)       (2.59)       (2.89)     (2.09)
                                          --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT END OF YEAR..........  $  14.98   $    19.99   $    24.28   $    27.78   $  23.62
                                          ========   ==========   ==========   ==========   ========
Total investment return#................    (24.25%)     (17.09%)      (3.34%)      29.96%     26.59%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income..................      0.89%        0.66%        0.55%        0.63%      0.84%
 Expenses...............................      0.51%        0.50%        0.50%        0.49%      0.51%
Portfolio turnover rate.................       120%          93%          77%          71%        69%
Net assets at end of year (in 000's)....  $731,686   $1,059,832   $1,331,634   $1,312,905   $996,736

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                          BOND PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                   2002          2001          2000          1999          1998
                                                                 --------      --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF YEAR.......................      $  13.11      $  12.59      $  12.24      $  13.23      $  13.14
                                                                 --------      --------      --------      --------      --------
Net investment income......................................          0.60          0.65          0.85          0.78          0.74
Net realized and unrealized gain (loss) on investments.....          0.64          0.52          0.35         (0.99)         0.46
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          1.24          1.17          1.20         (0.21)         1.20
                                                                 --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income................................         (0.61)        (0.65)        (0.85)        (0.78)        (0.74)
 From net realized gain on investments.....................         (0.01)           --            --         (0.00)(a)     (0.37)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................         (0.62)        (0.65)        (0.85)        (0.78)        (1.11)
                                                                 --------      --------      --------      --------      --------
NET ASSET VALUE AT END OF YEAR.............................      $  13.73      $  13.11      $  12.59      $  12.24      $  13.23
                                                                 ========      ========      ========      ========      ========
Total investment return#...................................          9.48%         9.27%         9.82%        (1.53%)        9.12%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.....................................          4.93%         5.66%         6.37%         5.86%         5.86%
 Expenses..................................................          0.52%         0.52%         0.51%         0.50%         0.52%
Portfolio turnover rate....................................            76%           54%           58%          161%          206%
Net assets at end of year (in 000's).......................      $481,740      $372,983      $257,573      $287,361      $277,392

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Less than one cent per share.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                             CASH MANAGEMENT PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                          2002          2001            2000          1999            1998
                                                        --------      --------        --------      --------        --------
NET ASSET VALUE AT BEGINNING OF YEAR..............      $   1.00      $   1.00        $   1.00      $   1.00        $   1.00
                                                        --------      --------        --------      --------        --------
Net investment income.............................          0.01          0.04            0.06          0.05            0.05
Net realized gain on investments..................          0.00(a)       0.00(a)           --          0.00(a)         0.00(a)
                                                        --------      --------        --------      --------        --------
Total from investment operations..................          0.01          0.04            0.06          0.05            0.05
                                                        --------      --------        --------      --------        --------
Less dividends and distributions:
 From net investment income.......................         (0.01)        (0.04)          (0.06)        (0.05)          (0.05)
 From net realized gain on investments............         (0.00)(a)     (0.00)(a)          --         (0.00)(a)       (0.00)(a)
                                                        --------      --------        --------      --------        --------
Total dividends and distributions.................         (0.01)        (0.04)          (0.06)        (0.05)          (0.05)
                                                        --------      --------        --------      --------        --------
NET ASSET VALUE AT END OF YEAR....................      $   1.00      $   1.00        $   1.00      $   1.00        $   1.00
                                                        ========      ========        ========      ========        ========
Total investment return#..........................          1.36%         3.84%           6.06%         4.84%           5.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income............................          1.33%         3.57%           5.87%         4.79%           5.05%
 Expenses.........................................          0.55%         0.54%           0.52%         0.51%           0.54%
Net assets at end of year (in 000's)..............      $518,348      $481,171        $305,915      $454,470        $231,552

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Less than one cent per share.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUB-ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833